Exhibit 10.2

Execution Version

NON-REDEMPTION AGREEMENT

THIS NON-REDEMPTION AGREEMENT (this “Agreement”), dated as of December 19, 2021, is made by and among Dynamics Sponsor LLC, a Delaware limited liability company (the “Sponsor”), Dynamics Special Purpose Corp., a Delaware corporation (“DYNS”) and the undersigned investor (the “Investor”). Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Business Combination Agreement (as defined below).

RECITALS

WHEREAS, DYNS, Senti Biosciences, Inc., a Delaware corporation (the “Target”) and Explore Merger Sub, Inc., a Delaware Corporation (“Merger Sub”) entered into that certain Business Combination Agreement, dated as of the date hereof, as may be amended from time to time (the “Business Combination Agreement”), pursuant to which Merger Sub will merge with and into the Target, with the Target being the surviving corporation and a wholly-owned subsidiary of DYNS at Closing (the “Merger”).

WHEREAS, as of the date hereof, the Sponsor is the holder of 5,750,000 shares of DYNS’s Class B common stock which, immediately prior to the Effective Time, shall convert into an equal amount of DYNS Class A common stock (the “Sponsor Shares”).

WHEREAS, as of the date hereof, the Investor is the beneficial owner of the number of shares of DYNS’s Class A common stock set forth on the signature page hereto (together with any other shares, capital stock or any other equity interests, as applicable, of DYNS that the Investor holds of record or beneficially as of the date hereof, the “Investor Shares”).

WHEREAS, in consideration of the Investor’s commitment to, among other things, not redeem the Investor Shares, and subject to the conditions set forth herein, the Sponsor agrees to forfeit [•] Sponsor Shares (the “Forfeited Sponsor Shares”) for no additional consideration other than the commitments and undertakings of the Investor made to DYNS herein, and DYNS agrees to (x) cancel the Forfeited Sponsor Shares for no additional consideration other than the commitments and undertakings of the Investor made to DYNS herein, and (y) issue to the Investor [•] shares of fully paid, non-assessable DYNS Class A common stock (the “New Investor Shares”), in each case, on or promptly following the consummation of the Merger at Closing.

WHEREAS, the Investor acknowledges and agrees that DYNS would not have entered into and agreed to consummate the transactions contemplated by the Business Combination Agreement without the Investor entering into this Agreement and agreeing to be bound by the agreements, covenants and obligations contained in this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual promises and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

ARTICLE 1

AGREEMENTS OF THE INVESTOR

Section 1.01. The Investor hereby agrees, for the benefit of DYNS, not to redeem, or to submit a request to DYNS’s transfer agent to redeem or otherwise exercise any right to redeem, any Investor Shares and to reverse and revoke any prior redemption elections made with respect to the Investor Shares.

Section 1.02. The Investor hereby agrees, for the benefit of DYNS, that neither it, nor any person or entity acting on its behalf or pursuant to any understanding with it, will (a) engage in any hedging transactions or Short Sales (as defined below) with respect to securities of DYNS which are designed to or which would (either alone or in connection with one or more events or developments (including the satisfaction or waiver of any conditions precedent)) lead to or result in a sale or disposition of the Investor Shares, even if such Investor Shares would be disposed of by a person other than the Investor, (b) offer for sale, sell (including Short Sales), transfer (including by operation of law), place a lien on, pledge, convert, assign or otherwise dispose of (including by gift, merger, tendering into any tender offer or exchange offer or otherwise) or encumber (collectively, a “Transfer”), or enter into any contract, option, derivative, hedging or other agreement, arrangement, undertaking or understanding (including any profit-sharing arrangement) with respect to, or consent to, a direct or indirect Transfer of, any or all of the Investor Shares, (c) deposit any of the Investor Shares into a voting trust or enter into a voting agreement or arrangement or grant any proxies or powers of attorney with respect to any or all of the Investor Shares, or (d) take any action that would have the effect of preventing or materially delaying the performance of its obligations hereunder. Notwithstanding the provisions of this Section 1.02, nothing in this Agreement shall restrict the Investor from selling or otherwise transferring any shares of DYNS Class A common stock in connection with programmatic, non-discretionary sales required due to client redemptions (and not, for the avoidance of doubt, due to active portfolio management activity) in mutual funds managed or offered by the Investor; provided, that if the Investor’s holdings are reduced below 80% of day one value Investor Shares as a result of such redemptions, the Investor shall promptly notify the Target and DYNS. DYNS acknowledges that such mutual fund redemption activity may result in the number of Investor Shares which are subject to the covenants in this Agreement (and in particular, the covenants in Section 1.01 and Section 1.02) increasing or decreasing from time to time. For purposes of this Section 1.02, “Short Sales” shall include, without limitation, (i) all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, (ii) all types of direct and indirect stock pledges (other than pledges in the ordinary course of business as part of prime brokerage or other similar financing arrangements), forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and (iii) sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.

Section 1.03. Solely with respect to the New Investor Shares, the Investor agrees (a) to be bound by the transfer restrictions in DYNS’s certificate of incorporation and bylaws, and (b) to become party to the Investor Rights Agreement as a “Non-Redemption Investor” (as defined therein).

ARTICLE 2

AGREEMENTS OF THE SPONSOR AND DYNS

Section 2.01. In consideration of the Investor’s performance of its obligations described herein and upon satisfaction (or, if applicable, waiver) of the conditions set forth in Section 2.03 of this Agreement, in each case effective as of and conditioned on the consummation of the Merger, (i) the Sponsor agrees to forfeit the Forfeited Sponsor Shares, for no additional consideration other than the commitments and undertakings of the Investor made to DYNS herein, with effect on and from the consummation of the Merger, and (ii) DYNS agrees to (x) cancel the Forfeited Sponsor Shares, for no additional consideration other than the commitments and undertakings of the Investor made to DYNS herein, and cancel such Forfeited Sponsor Shares on the books and records of DYNS, and (y) issue the New Investor Shares to the Investor, in each case, promptly following the consummation of the Merger (but no later than three (3) Business Days following such date). The Investor may, no later than three (3) Business Days prior to Closing, designate in writing to DYNS any managed accounts or fund entities for which the Investor exercises investment discretion to receive the issuance of the New Investor Shares.

Section 2.02. DYNS hereby agrees that if, between the date hereof and the Closing Date, it grants any other person, in connection with such person’s agreement not to redeem its or their DYNS Class A common stock, rights with respect to an issuance of DYNS Class A common stock or DYNS Class B common stock (including in connection with a corresponding transfer or forfeiture of Sponsor Shares), which rights are more favorable to such other person than the rights set forth in this Agreement in respect of the Investor, then DYNS shall grant the Investor the same rights granted to such other person.

Section 2.03. The obligations of the Sponsor and DYNS pursuant to Section 2.01 of this Agreement shall be subject to the satisfaction, or valid waiver by the Sponsor and DYNS, of the following conditions:

(a) the Investor shall have fully complied with, performed and satisfied its obligations set out in Section 1.01 and Section 1.02, and shall have performed, satisfied and complied in all material respects with all other covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by it at or prior to the Closing;

(b) the Closing shall have occurred; and

(c) all representations and warranties of the Investor contained in this Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality, which representations and warranties shall be true and correct in all respects) at and as of the Closing Date (except for representations and warranties made as of a specific date, which shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality, which representations and warranties shall be true and correct in all respects) as of such date).

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

Section 3.01. Representations and Warranties of the Sponsor. The Sponsor represents and warrants as of the date hereof to the Investor as follows:

(a) The Sponsor is duly organized, validly existing and in good standing under the laws of the State of Delaware, and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby are within the Sponsor’s limited liability company powers and have been duly authorized by all necessary limited liability company actions on the part of the Sponsor. This Agreement has been duly executed and delivered by the Sponsor and, assuming due authorization, execution and delivery by the Investor, this Agreement constitutes a legally valid and binding obligation of the Sponsor, enforceable against the Sponsor in accordance with the terms hereof (except as enforceability may be limited by bankruptcy Laws, other similar Laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies).

(b) The Sponsor is the record owner of all of the Forfeited Sponsor Shares.

(c) The execution and delivery of this Agreement by the Sponsor does not, and the performance by the Sponsor of its obligations hereunder will not, (i) conflict with or result in a violation of the organizational documents of the Sponsor or (ii) require any consent or approval that has not been given or other action that has not been taken by any person, in each case to the extent such consent, approval or other action would prevent, enjoin or materially delay the performance by the Sponsor of its obligations under this Agreement. The Sponsor has full right and power to enter into this Agreement.

(d) The Sponsor is not entering into the transactions contemplated by this Agreement to create actual or apparent trading activity in the DYNS Class A common stock (or any security convertible into or exchangeable for DYNS Class A common stock) or to raise or depress or otherwise manipulate the price of the DYNS Class A common stock (or any security convertible into or exchangeable for the DYNS Class A common stock) or otherwise in violation of the Exchange Act. The Sponsor has not entered into or altered, and agrees that the Sponsor will not enter into or alter, any corresponding or hedging transaction or position with respect to the DYNS Class A common stock.

Section 3.02. Representations and Warranties of DYNS. DYNS represents and warrants as of the date hereof to the Investor as follows:

(a) DYNS is duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby are within DYNS’s corporate powers and have been duly authorized by all necessary corporate actions on the part of DYNS. This Agreement has been duly executed and delivered by DYNS and, assuming due authorization, execution and delivery by the Investor, this Agreement constitutes a legally valid and binding obligation of DYNS, enforceable against DYNS in accordance with the terms hereof (except as enforceability may be limited by bankruptcy Laws, other similar Laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies).

(b) The execution and delivery of this Agreement by DYNS does not, and the performance by DYNS of its obligations hereunder, including the issuance of the New Investor Shares, will not, (i) conflict with or result in a violation of the organizational documents of DYNS or (ii) require any consent or approval that has not been given or other action that has not been taken by any person, in each case to the extent such consent, approval or other action would prevent, enjoin or materially delay the performance by DYNS of its obligations under this Agreement. DYNS has full right and power to enter into this Agreement.

(c) The New Investor Shares will, as of their date of issue, (i) be duly authorized by DYNS and be validly issued, fully paid and non-assessable, (ii) not have been issued in violation of or subject to any preemptive or similar rights created under DYNS’s certificate of incorporation or bylaws, under Law or otherwise, and (iii) not be subject to any Liens or any other limitations or restrictions on transferability, other than pursuant to (A) this Agreement, (B) DYNS’s certificate of incorporation or bylaws, (C) the Business Combination Agreement, (D) the Investor Rights Agreement, and (E) any applicable securities laws.

(d) As of the date of this Agreement, the authorized capital stock of DYNS consists of (i) 100,000,000 shares of Class A common stock par value $0.0001 per share (“Class A Shares”), (ii) 10,000,000 shares of Class B common stock par value $0.0001 per share (“Class B Shares”), and (iii) 1,000,000 shares of preferred stock par value $0.0001 per share (“Preferred Shares”). As of the date of this Agreement, (A) 23,715,500 Class A Shares are issued and outstanding, (B) 5,750,000 Class B Shares are issued and outstanding, and (C) no Preferred Shares are issued and outstanding. All issued and outstanding Class A Shares and Class B Shares have been duly authorized and validly issued, are fully paid and are non-assessable. Except as set forth above and pursuant to the Subscription Agreements, the non-redemption agreements entered into as of the date of this Agreement with certain other holders of Class A Shares, the Business Combination Agreement and the other agreements and arrangements referred to therein, and any report filed by DYNS with the SEC (the “SEC Reports”), as of the date hereof, there are no outstanding options, warrants or other rights to subscribe for, purchase or acquire from DYNS any Class A Shares, Class B Shares, Preferred Shares or other equity interests in DYNS, or securities convertible into or exchangeable or exercisable for such equity interests. There are no securities or instruments issued by or to which DYNS is a party containing anti-dilution or similar provisions that will be triggered by the issuance of the New Investor Shares pursuant to this Agreement. As of the date hereof, DYNS has no subsidiaries, other than Merger Sub, and does not own, directly or indirectly, interests or investments (whether equity or debt) in any person, whether incorporated or unincorporated. There are no shareholder agreements, voting trusts or other agreements or understandings to which DYNS is a party or by which it is bound relating to the voting of any securities of DYNS, other than (1) as set forth in the SEC Reports, and (2) as contemplated by the Business Combination Agreement.

Section 3.03. Representations and Warranties of The Investor. The Investor represents and warrants as of the date hereof to the Sponsor and DYNS as follows:

(a) The Investor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation or incorporation, and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby are within the Investor’s powers and have been duly authorized by all necessary actions on the part of the Investor. This Agreement has been duly executed and delivered by the Investor and, assuming due authorization, execution and delivery by the Sponsor and DYNS, this Agreement constitutes a legally valid and binding obligation of the Investor, enforceable against the Investor in accordance with the terms hereof (except as enforceability may be limited by bankruptcy Laws, other similar Laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies).

(b) The execution and delivery of this Agreement by the Investor does not, and the performance by the Investor of its obligations hereunder will not, (i) conflict with or result in a violation of the organizational documents of the Investor or (ii) require any consent or approval that has not been given or other action that has not been taken by any person, in each case to the extent such consent, approval or other action would prevent, enjoin or materially delay the performance by the Investor of its obligations under this Agreement.

(c) The Investor is an “accredited investor” as such term is defined in Rule 501(a)(3) of Regulation D under the Securities Act.

(d) The Investor understands that any New Investor Shares that may be issued to the Investor pursuant to this Agreement are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the New Investor Shares have not been registered under the Securities Act. The Investor understands that the New Investor Shares may not be offered, resold, transferred, pledged or otherwise disposed of by the Investor absent an effective registration statement under the Securities Act, except pursuant to an applicable exemption from the registration requirements of the Securities Act, and in accordance with any applicable securities laws of the applicable states and other jurisdictions of the United States, and that any certificates or book entry records representing the New Investor Shares shall contain a restrictive legend to such effect. The Investor acknowledges and agrees that the New Investor Shares will be subject to these securities law transfer restrictions and, as a result of these transfer restrictions, the Investor may not be able to readily resell the New Investor Shares and may be required to bear the financial risk of an investment in the New Investor Shares for an indefinite period of time. The Investor understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the New Investor Shares.

(e) In making its decision to invest in the New Investor Shares, the Investor has relied solely upon independent investigation made by the Investor and the Sponsor’s and DYNS’s representations, warranties and covenants contained herein. The Investor has not relied on any statements or other information provided by anyone other than the Sponsor or DYNS concerning DYNS, the Target, the Merger, the New Investor Shares or the offer of the New Investor Shares. The Investor acknowledges and agrees that the Investor has received such information as the Investor deems necessary in order to make an investment decision with respect to the New Investor Shares, including with respect to the Target, DYNS and the Merger, and made its own assessment and is satisfied concerning the relevant tax and other economic considerations relevant to the Investor’s investment in the New Investor Shares. The Investor represents and agrees that the Investor and the Investor’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as the Investor and its professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the New Investor Shares. Without limiting the generality of the foregoing, the Investor acknowledges that it has had an opportunity to review the SEC Reports.

(f) Investor became aware of the offering of the New Investor Shares solely by means of direct contact between the Investor, DYNS and the Sponsor or their representatives or affiliates. The Investor did not become aware of the offering of the New Investor Shares, nor were the New Investor Shares offered to the Investor, by any other means. The Investor acknowledges that New Investor Shares (i) were not offered by any form of general solicitation or general advertising and (ii) are not being offered in a manner involving a public offering under the Securities Act or any state securities laws.

(g) Investor acknowledges that it is aware that there are substantial risks incident to the ownership of the New Investor Shares. The Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the New Investor Shares, and the Investor has had an opportunity to seek, and has sought, such accounting, legal, business and tax advice as the Investor has considered necessary to make an informed investment decision. The Investor is not relying on any statements or representations of the Sponsor, DYNS or any of their agents for legal, tax or investment advice with respect to this Agreement or the transactions contemplated by the Agreement.

(h) The Investor has fully considered the risks of an investment in the New Investor Shares and determined that the New Investor Shares are a suitable investment for the Investor and that the Investor is able at this time and in the foreseeable future to bear the economic risk of a total loss of the Investor’s investment in the New Investor Shares. The Investor acknowledges specifically that a possibility of total loss exists.

(i) The Investor understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the New Investor Shares or made any findings or determination as to the fairness of this investment.

(j) No broker or finder has acted on behalf of the Investor in such a way as to create any liability on the Sponsor or DYNS in connection with this Agreement.

(k) The Investor is not entering into the transactions contemplated by this Agreement to create actual or apparent trading activity in the DYNS Class A common stock (or any security convertible into or exchangeable for DYNS Class A common stock) or to raise or depress or otherwise manipulate the price of the DYNS Class A common stock (or any security convertible into or exchangeable for the DYNS Class A common stock) or otherwise in violation of the Exchange Act. The Investor has not entered into or altered, and agrees that the Investor will not enter into or alter, any corresponding or hedging transaction or position with respect to the DYNS Class A common stock.

ARTICLE 4

MISCELLANEOUS

Section 4.01. Termination. This Agreement and all of its provisions shall terminate and be of no further force or effect upon the earliest to occur of (a) the termination of the Business Combination Agreement in accordance with its terms, (b) the mutual written consent of the parties hereto, (c) the Termination Date (as defined in the Business Combination Agreement as of the date hereof), if the Closing has not occurred by such date, and (d) the Closing. Upon such termination of this Agreement, all obligations of the parties under this Agreement will terminate, without any liability or other obligation on the part of any party hereto to any person in respect hereof or the transactions contemplated hereby; provided that, notwithstanding the foregoing or anything to the contrary in this Agreement, the termination of this Agreement pursuant to Section 4.01(a) shall not affect any liability on the part of any party for an intentional breach of this Agreement. This Article 4 shall survive the termination of this Agreement.

Section 4.02. Trust Account Waiver. The Investor acknowledges that DYNS has established a trust account (the “Trust Account”) containing the proceeds of its initial public offering (“IPO”) and certain proceeds of the private placement (including interest accrued from time to time thereon) for the benefit of its public stockholders and certain other parties (including the underwriters of the IPO). For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Investor hereby agrees (on its own behalf and on behalf of its related parties) that it does not now and shall not at any time hereafter have any right, title, interest or claim of any kind in or to any assets held in the Trust Account, and it shall not make any claim against the Trust Account, regardless of whether such claim arises as a result of, in connection with or relating in any way to this Agreement or any other matter, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (any and all such claims are collectively referred to hereafter as the “Released Claims”); provided, that the Released Claims shall not include any rights or claims of the Investor or any of its related parties as a shareholder of DYNS to the extent related to or arising from any shares of capital stock of DYNS other than the Investor Shares. The Investor hereby irrevocably waives (on its own behalf and on behalf of its related parties) any Released Claims that it may have against the Trust Account now or in the future as a result of, or arising out of, this Agreement and will not seek recourse against the Trust Account with respect to the Released Claims.

Section 4.03. Public Disclosure. DYNS shall, by 9:00 a.m., New York City time, on the first (1st) Business Day immediately following the date of this Agreement, file with the SEC a Current Report on Form 8-K (the “Disclosure Document”) disclosing all material terms of the transactions contemplated hereby and by the Merger and any other material, nonpublic information that DYNS or the Sponsor has provided to the Investor at any time prior to the filing of the Disclosure Document. Notwithstanding anything in this Agreement to the contrary, the Investor agrees that DYNS shall have the right to publicly disclose the name of the Investor, the Investor’s beneficial ownership of the New Investor Shares and the nature of the Investor’s commitments, arrangements and understandings under and relating to this Agreement in any Form 8-K filed by DYNS with the SEC in connection with the execution and delivery of this Agreement, and any registration statement filed or amended on or after the date of this Agreement, to the extent such disclosure is required by law; provided that, prior to making any such required public disclosure, DYNS shall use commercially reasonable efforts to (a) provide the Investor with three (3) Business Days to review the portion of the public disclosure that refers directly to the Investor’s commitment pursuant to this Agreement, and (b) incorporate any reasonable comments received from the Investor or its representatives within such three (3) Business Day period as to such public disclosures referring directly to the Investor’s commitment pursuant to this Agreement (it being understood, however, that with respect to the initial public disclosure as to the existence of this Agreement, such three (3) Business Day period may be reduced by DYNS to a one (1) Business Day period). Notwithstanding anything in this Agreement to the contrary, neither DYNS nor Sponsor shall publicly disclose or include the name of the Investor, its investment adviser or any of their respective affiliates in any press release or other marketing materials without the prior written consent of the Investor. The Investor shall promptly provide any information reasonably requested by DYNS for any regulatory application or filing made or approval sought in connection with the Merger (including filings with the SEC).

Section 4.04. Governing Law. This Agreement, the rights and duties of the parties hereto, and any disputes (whether in contract, tort or statute) arising out of, under or in connection with this Agreement will be governed by and construed and enforced in accordance with the Laws of the State of Delaware, without giving effect to its principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of the laws of another jurisdiction. The parties irrevocably and unconditionally submit to the exclusive jurisdiction of the United States District Court for the District of Delaware or, if such court does not have jurisdiction, the Delaware state courts located in Wilmington, Delaware, in any action arising out of or relating to this Agreement. The parties irrevocably agree that all such claims shall be heard and determined in such a Delaware federal or state court, and that such jurisdiction of such courts with respect thereto will be exclusive. Each party hereby waives, and agrees not to assert, as a defense in any action, suit or proceeding arising out of or relating to this

Agreement that it is not subject to such jurisdiction, or that such action, suit or proceeding may not be brought or is not maintainable in such courts or that the venue thereof may not be appropriate or that this Agreement may not be enforced in or by such courts. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of any such dispute and agree that mailing of process or other papers in connection with any such action, suit or proceeding in the manner provided in Section 4.11 or in such other manner as may be permitted by law, will be valid and sufficient service thereof.

Section 4.05. Waiver of Jury Trial. To the extent not prohibited by applicable law that cannot be waived, each of the parties hereto irrevocably waives any right it may have to trial by jury in respect of any litigation based on, arising out of, under or in connection with this Agreement or any course of conduct, course of dealing, verbal or written statement or action of any party hereto or thereto, in each case, whether now existing or hereafter arising, and whether in contract, tort, statute, equity or otherwise. Each party hereby further agrees and consents that any such litigation shall be decided by court trial without a jury and that the parties to this Agreement may file a copy of this Agreement with any court as written evidence of the consent of the parties to the waiver of their right to trial by jury.

Section 4.06. Form W-9 or W-8. The Investor shall, on or prior to the Closing, execute and deliver to DYNS a completed IRS Form W-9 or Form W-8, as applicable.

Section 4.07. Assignment. This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder will be assigned (including by operation of law) without the prior written consent of the non-assigning parties hereto.

Section 4.08. Specific Performance. The parties agree that irreparable damage may occur in the event that any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached. It is accordingly agreed that monetary damages may not be an adequate remedy for such breach and the non-breaching party shall be entitled to seek injunctive relief, in addition to any other remedy that such party may have in law or in equity, and to enforce specifically the terms and provisions of this Agreement in the chancery court or any other state or federal court within the State of Delaware.

Section 4.09. Amendment. This Agreement may not be amended, changed, supplemented, waived or otherwise modified, except upon the execution and delivery of a written agreement executed by the parties hereto.

Section 4.10. Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

Section 4.11. Notices. All notices, consents, waivers and other communications under this Agreement must be in writing and will be deemed to have been duly given (a) if personally delivered, on the date of delivery; (b) if delivered by express courier service of national standing for next day delivery (with charges prepaid), on the Business Day following the date of delivery to such courier service; (c) if delivered by telecopy (with confirmation of delivery), on the date of transmission if on a Business Day before 5:00 p.m. local time of the recipient party (otherwise on the next succeeding Business Day); (d) if delivered by electronic mail, on the date of transmission if on a Business Day before 5:00 p.m. local time of the business address of the recipient party (otherwise on the next succeeding Business Day); and (e) if deposited in the United States mail, first-class postage prepaid, on the date of delivery, in each case to the appropriate addresses set forth below (or to such other addresses as a party may designate by notice to the other parties in accordance with this Section 4.11):

If to the Sponsor or DYNS:

2875 El Camino Real

Redwood City, California, 94061

United States of America Attention: Omid Farokhzad, Mostafa Ronaghi, Mark Afrasiabi

Email: of@dspc.bio, mr@dspc.bio, ma@dspc.bio

in each case, with a copy (which shall not constitute notice) to:

Davis Polk & Wardwell LLP 1600 El Camino Real

Menlo Park, CA 94025

United States Attention: Alan Denenberg, Soren Kreider

Email: alan.denenberg@davispolk.com, w.soren.kreider@davispolk.com

If to the Investor: At the address set forth on the Investor’s signature page.

Section 4.12. Counterparts. This Agreement may be executed in two or more counterparts (any of which may be delivered by electronic transmission), each of which shall constitute an original, and all of which taken together shall constitute one and the same instrument, and shall include images of manually executed signatures transmitted by electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law.

Section 4.13. Entire Agreement. This Agreement and the agreements referenced herein constitute the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersede all prior understandings, agreements or representations by or among the parties hereto to the extent that they relate in any way to the subject matter hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have each caused this Non-Redemption Agreement to be duly executed on their behalf as of the date first written above.

SPONSOR

DYNAMICS SPONSOR LLC

By:
Name:
Title:

DYNS

DYNAMICS SPECIAL PURPOSE CORP.

By:
Name:
Title:

[Signature Page to Non-Redemption Agreement]

INVESTOR

[•]

By:
Name:
Title:

Shares of DYNS Class A common stock: [•]

Investor address:

[Address] Attention: [•]
Email: [•]

in each case, with a copy (which shall not constitute notice) to:

[Name]
[Address] Attention: [•]
Email: [•]

[Signature Page to Non-Redemption Agreement]